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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 21, 2001

                         MAGELLAN HEALTH SERVICES, INC.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

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
                                                             58-1076937
        (Commission File Number)                (I.R.S. Employer Identification No.)
      6950 COLUMBIA GATEWAY DRIVE
               SUITE 400
           COLUMBIA, MARYLAND                                  21046
(Address of principal executive offices)                     (Zip Code)
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       Registrant's telephone number, including area code: (410) 953-1000
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements: None

    (b) Pro Forma Financial Statements: None

    (c) Exhibits.

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EXHIBIT NUMBER          DESCRIPTION
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
         99 Information furnished pursuant to the requirements of Regulation FD
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ITEM 9. REGULATION FD DISCLOSURE

    Information in Exhibit 99 is being furnished pursuant to the requirements of Regulation FD. Such information was furnished for information purposes only and should not be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings that Magellan Health
Services, Inc. (the "Company") has made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this current report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

    This current report on Form 8-K together with the information in the attached Exhibit 99 contains statements which may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based. Words or phrases such as "should result", "are expected to", "anticipate", "estimate", "project" or similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements contain such phrases. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth under the heading "Cautionary Statements" in Item 1 of the Company's Annual Report on Form 10-K/A for the fiscal year ended September 30, 2000, which information is hereby incorporated by reference in this Form 8-K, and under the heading "2. Cautionary Statements" in the attached exhibit. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       MAGELLAN HEALTH SERVICES, INC.

                                                       By:           /s/ THOMAS C. HOFMEISTER
                                                            -----------------------------------------
                                                                       Thomas C. Hofmeister
                                                                    SENIOR VICE PRESIDENT AND
                                                                     CHIEF ACCOUNTING OFFICER
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Date: May 21, 2001

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